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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: February 24, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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          Delaware                                       36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

         201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                            (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.    Other Events

               Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
----------                                   -----------
 (99)                                        Computational Materials
                                             prepared by Banc of America
                                             Securities LLC in connection with
                                             Banc of America Alternative Loan
                                             Trust 2004-2 Mortgage Pass- Through
                                             Certificates, Series 2004-2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANC OF AMERICA MORTGAGE
                                     SECURITIES, INC.

February 25, 2004

                                     By:   /s/ Judy Lowman
                                           ----------------------------
                                           Judy Lowman
                                           Vice President

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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.         Description                                Electronic (E)
-----------         -----------                                --------------

   (99)             Computational Materials                        E
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Alternative
                    Loan Trust 2004-2 Mortgage Pass-
                    Through Certificates, Series 2004-2